               Z
             SEVEN
     THIRD  QUARTER  REPORT
        Period  Ending
      September  30,  1996

1.   Accounting  Procedures
     Reliability  &  Conservatism

2.   Consistency  of  Operating
     Earnings  Growth

3.   Strength  of  Internal
     Earnings  Growth

4.   Balance  Sheet:
     Working  Capital

5.   Balance  Sheet:
     Corporate  Liquidity

6.   Recognition:
     Owner  Diversification

7.   Value:  P/E  Under  10

LETTER  TO  OUR  SHAREHOLDERS

Dear  Shareholder:

No need for you to wait until the end of the letter for an expression of our gratitude. We do thank you for your confidence in our investment philosophy. We are particularly thankful for the love, strength, and wisdom given by our heavenly creator and caring shepherd.

Be  sure  to  read about our new program for the reinvestment of dividends and
capital  gains.   Important information and deadlines are contained in the box at  the  end  of  this  letter.

1996  NINE  MONTH  INVESTMENT  RESULTS

Over the first nine months, our investment portfolio advanced over 12%. The first half brought solid gains to our investment portfolio. The third quarter showed a slight decrease of less than 1%. This was caused by unexpected announcements and reactions to a couple of positions in our portfolio. The first is semi-conductor manufacturer Zilog. At the end of 1995, Zilog had a backlog of orders that was more than double the number of the prior year. Zilog showed a history of healthy profit growth and a debt free balance sheet. We recognized the underlying value and added it to our portfolio in the first quarter of this year. During the second quarter, the company began to tell analysts that orders were slow and that third quarter results would be below market expectations due to declining profit margins. As a result share prices fell. We managed to spare ourselves only part of this rapid drop by selling some of our shares early. Late in the third quarter, Zilog announced an agreement with MSU Corporation to manufacture microchip sets for MSU's InternetBox, which may be available as early as this Christmas. The InternetBox is a device that is connected to a television and a telephone line to provide low cost access to the internet.

Laboratory equipment supplier and water purification processor Protean, one of our newest investments, also hurt us in the third quarter. The company issued a warning that earnings' projections by some analysts would not be met in the short term. The reason given was a serious deterioration in the financial performance of a water purification unit in Germany. The Protean board of directors evaluated the situation and promptly replaced the manager of the German division with the managing director from the successful UK-based unit, who is also fluent in German. We believe the underlying strength of this fundamentally sound investment will produce a turnaround in the future. Without either of the above losses, the remaining twenty-nine holdings (out of thirty) were up in total, and our investment portfolio would have increased, as it has for the previous eight quarters.

FIRST  HALF  N.A.V.

Our Net Asset Value rose nearly 11% in the first half of 1996 from $17.48 to $19.38.

THIRD  QUARTER  N.A.V.

After operating expenses, our Net Asset Value declined just over 1% during the seventh, eighth, and ninth months of 1996 from $19.38 to $19.11. We had eight quarters in a row with a higher Net Asset Value (now eight of the last nine). Even with this slight decline, we have thirteen quarters in the past sixteen in which our N.A.V. has posted a gain.

GOOD  NEWS

Investments with increases of at least 20%, that have been in our portfolio for twelve months, qualify to be discussed under our "Good News" section. In the first nine months of 1995, we had ten investments that qualified. As of this year we again have ten. Included among these are Z-Seven's three largest
positions  going  into  1996,    which  all  posted  substantial  gains.

From largest to smallest they are as follows: Our largest investment entering 1996, CALLAWAY GOLF, made the grade officially in the second quarter. Callaway is up over 50% in the first nine months of 1996. Last year, Callaway was in the portfolio for less than eleven months (not the required twelve months) and, due to this fact, its 36% gain in 1995 (since first purchased) did not qualify for this section. All in all, over a period of nearly 20 months, Callaway shares have more than doubled. Callaway has introduced the new Bobby Jones Series Putters and aims to be the number one supplier of golf putters within the next eighteen months.

Our second biggest holding coming into 1996 was Swiss pharmaceutical company SANDOZ whose shares have advanced almost 43% during the first three quarters of 1996, aided by favorable market reaction to a decision to merge Sandoz with fellow Swiss company Ciba-Geigy to form pharmaceutical giant Novartis. Novartis will be the second largest pharmaceutical company right after Glaxo-Wellcome PLC (the result of the largest ever British merger just last year which also enriched Z-Seven shareholders during last year's first three months). Sandoz and Ciba-Geigy were originally chemical companies that evolved into pharmaceutical entities. The chemical business was more cyclical and less lucrative, so both companies have disposed of their chemical divisions. Since first purchased over four years ago, Sandoz has more than quadrupled.

Z-Seven's third most important investment (in size order) entering 1996 was GETRONICS NV, the dominant Dutch provider of software and consulting services to the information processing and telecommunications industries. Partly due to the acquisition of a former rival, Getronics has shown impressive sales growth. Operating profits improved 68% in the first half of 1996. Getronics shares rose almost 134% in the first nine months of 1996. Our patience has been richly rewarded as this gem has been in our portfolio for nearly six years and has grown six-fold.

Our fourth largest position going into 1996, Astra, the Swedish pharmaceuticals growth company, is up only about 4% for the first three quarters of 1996. This does not qualify as "Good News" yet, but a strong start to the new three month period which closes the year may help lift Astra shares to a more significant advance for the full year. Our fifth largest position entering 1996, DayRunner, is a new holding which hadn't started out very well, but is beginning to rebound - see "Mistakes and Disappointments" next after "Good News."

LINDT AND SPR NGLI, the Swiss premium chocolates company, which was our sixth largest investment entering the year, does in fact belong in our "Good News" section as it is up almost 24% in the first nine months of 1996. National Dentex, our seventh biggest position going into 1996, consolidated its huge 1995 gain of 158% with a correction of about 22% during the first nine months of 1996. More on National Dentex can be found in the next section.

L'OR  AL,  our  largest French investment and our eighth biggest overall going into the year, has a strong 33% gain during the first nine months of 1996. The Paris bourse is being fueled by lower interest rates, helping L'Or al as well as other publicly traded French shares. In over six years, this investment has multiplied about eight-fold.

Shares of Atag NV (our ninth biggest entering 1996) were up 21% during the first half of the year, but slipped to a 9% increase by September 30th due to a lower earnings outlook for the year. Since it has become a trend in recent years for Atag to begin the year well only to disappoint later in the year, we sold about 30% of our holding in the second quarter and the balance after September 30th.

Our next largest and one of our newer British conglomerate holdings, TT Group PLC, is up over 17% this year but does not qualify for the "Good News" category at this time. Wassall PLC, also a British industrial conglomerate, had a modest 6% increase in the first half of 1996. In the third quarter it posted a gain of over 9%, which brings it to nearly a 16% gain so far for 1996. Our twelfth largest going into the year, Weetabix, lost 13% during the
opening  half.    The  third  quarter  shows  a  further  decline  of  4%.

This is the "Golden Dozen" (twelve largest) described individually in greater detail in Z-Seven's latest annual report. Nine of these twelve had gains in the first nine months. All twelve, as a group, were up more than 20%, and five were up 24%-134%.

Just outside of our "Golden Dozen" coming into 1996 is our next (thirteenth) biggest holding, LVMH. Like L'Or al, a strong Paris bourse helped lift French luxury goods company LVMH M et Hennessy Louis Vuitton to score a 20% gain for the first six months of 1996. The gain in the first half was followed by a correction that leaves LVMH up about 10% in the first nine months.

Our next largest outside our "Golden Dozen" is AIRTOURS PLC, entering the year as our fourteenth biggest position, and once by far our number one investment.
 These are difficult times for the British company which has managed its air vacation package business very well over the years, but doesn't have the same ability to leverage a gain in market share versus its competitors into profit growth as it did when it was considerably smaller. Still, excellent management and an effort to raise margins may help Airtours to report pleasing profits, as it often does, even in poor times. It has added a Scandinavian cruise ship operation (the largest in Sweden) to its vacation (called holiday in Britain) business and is now taking on Carnival Cruise as a partner, issuing new Airtours shares to Carnival; just under 30% of its shares are thus now held by Carnival Corp. The immediate result of this transaction has been to lift these shares 39% during the first half of the year. We've sold most of our Airtours in previous years at prices ranging from 9 to 12 times what we first paid when starting this investment, adjusted for a 3-for-1 scrip issue (4-for-1 split). We have continued to reduce our holding. During the third quarter we gained 18% and 65% year-to-date. The remainder of our Airtours shares are now in excess of 17 times what we first began to buy them for almost seven years ago.

The British international insurance broker, Lloyd Thompson PLC, that has been in our portfolio since the end of last year, has grown its operating profits in the face of very difficult market conditions. Through the nine months, Lloyd Thompson's share price has gained about 3%. SETON HEALTHCARE PLC, the foot bandage pioneer, and AIR LONDON PLC, the broker and agent for executive private air travel, have exceeded the 20% mark in 1996, and need to be included in "Good News" after reviewing the third quarter results. Seton is up a respectable 33% thus far for the year and Air London had an excellent quarter and is at a year-to-date increase of 57%.

After several years of solid growth in earnings and share price, RCO HOLDINGS PLC has fallen upon hard times. In last year's Z-Seven annual report, RCO was in an unaccustomed position of being one of our two small "Mistakes and Disappointments." At that time, I wrote "long-term minded managements and debt-free balance sheets have a way of turning this year's 'Mistakes and Disappointments' into next year's 'Good News.'" The company is diversifying away from government cleaning contracts to a greater industrial client base. Results year-to-date show a gain of 21%.

ABBEYCREST PLC is another example of a cash-rich, debt-free company that fell upon hard times last year. This year, it was up 23% at the half-way point and has stretched the gain to 25% after the third quarter.

MISTAKES  AND  DISAPPOINTMENTS

For purposes of objective responsibility, we employ the following criterion for selecting these candidates of dubious distinction: they must have lost
20% or more in their market prices thus far this year. As of this quarter, besides Zilog and Protean (discussed earlier) which do not qualify for this section because they are new holdings, three stocks have fallen into this category. NATIONAL DENTEX CORPORATION, the leading U.S. dental lab, was down 15% from last quarter in anticipation of narrowing earnings growth during the third quarter and now stands at a year-to-date decrease of almost 22%. However, even this decline consolidates its unusually strong 1995 advance of 158%. This company has a good track record in buying smaller regional labs and improving the performance of these acquisitions. In the short term, profit margins usually dip as the company merges people and updates systems during the turnaround process. Last year National Dentex acquired eight labs that added over 20% to sales this year. We have confidence that their past history will show good results for the future. This may be another case where
"Mistakes  and  Disappointments"  turn  into  next  year's  "Good  News."

DAYRUNNER worried some investors when one of its major customers (Wal-Mart) had deliveries and orders temporarily discontinued. Still, it has a full new line of Warner Brothers and Disney licensed character products set to take this office supply leader into higher-end retail markets. More importantly, DayRunner has already demonstrated its superb management by achieving substantially higher profits even before its sales grow again. Down 25% in price for the first half year, it rebounded over 6% this quarter and almost pulled out of the
"Mistakes  and  Disappointments"    category.

The largest year-to-date drop came from the second tiniest holding which accounts for only a fraction of one percent of our Net Asset Value. WESTFAIR FOODS was up 96% in the first half and was down 25% at the end of the third quarter. This demonstrates the wild share price fluctuations, driven by litigation expectations, that are a characteristic of this company. As of this writing, the volatile share price has recovered and is up 67% year-to-date.

OUTLOOK

Large capitalization stocks in the U.S. are in the midst of a vigorous rally that we hope will be followed by small capitalization shares here and by markets in Europe. My leading indicator for interest rates suggests that U.S. interest rates may decline further. Share prices are clearly overvalued and are likely to become even more so as share prices lag bond prices by an average of nine months. Despite a temporary setback this quarter, we have reason to believe the fourth quarter may return to a rising N.A.V. position and finish the year strongly.

British interest rates have risen unexpectedly since the end of the third quarter, when over one-third of the portfolio was invested in United Kingdom stocks. The recent rise to over 4000 in the FTSE 100 Index has not been supported by a new high in the broad market since its peak in May. These two factors together made it necessary to gradually reduce and finally eliminate UK positions that no longer meet the criteria. Regardless of macro conditions, we are a bottoms-up value/growth fund. Therefore, since it is now difficult to find quality companies selling under ten times earnings, we continue to add UK companies to the portfolio and invest in existing British holdings that meet our stringent investment criteria.

Swiss, French, and Dutch interest rates have declined this quarter, and Denmark and Spain have room to decline, so our holdings may well continue to benefit from monetary easing in these countries. The majority of our portfolio is still invested in European equities of companies that continue to achieve consistent operating results. The outlook for the remainder of 1996 and into 1997 is quite favorable.

As mentioned in previous reports and in keeping with my own sincere application of both letter and spirit of our heavenly creator's commandments, I will not allow myself to "harvest" any financial reward (salary, profit, etc.) for the twelve month period to end November 30, 1997. All advisory fees, including bonuses (or penalties) paid during this year, less expenses (no salary for me), will be disbursed one-third to the shareholders of the Z-Seven Fund, another one-third to its staff, and the final one-third to charity. I plan for the disbursements to be repeated every seventh year.

Sincerely,


Barry  Ziskin                                                 November 5, 1996


______________________________________________________________________________
Exciting  news  for  our  shareholders!    The  DIVIDEND  AND  CAPITAL  GAINS
DISTRIBUTION REINVESTMENT PROGRAM will be in effect for this year's distributions. This is a new program and you may not receive the necessary program materials in a timely manner. If you need to request this information and you have physical possession of the share certificates (holder of record), please contact ChaseMellon Shareholder Services, our Transfer Agent, at (800) 851-9677. If your shares are held for you by your broker (street name) please call your broker. In order to participate in the plan for any 1996 distributions, shareholders must be enrolled BY DECEMBER 20, 1996.
------------------------------------------------------------------------------



Z-SEVEN  FUND,  INC.
SCHEDULE  OF  INVESTMENTS
at  September  30,  1996
(Unaudited)


Percent (a)  Common Stock                     Shares     Value

      4.78%  BUILDING MATERIALS & SUPPLIES
             Polypipe PLC                     413,200  $1,260,673
             UDO Holdings PLC                   1,700       5,374
                                                         ________
                                                        1,266,047

      9.09%  ELECTRONIC COMPONENTS & SERVICE
             Getronics NV                      53,004   1,345,825
             Zilog Inc.                        55,400   1,059,525
                                                         ________
                                                        2,405,350

      4.57%  FINANCIAL SERVICES
             City of London PR Group PLC        7,500       9,390
             Lloyd Thompson Group PLC         448,600   1,200,454
                                                         ________
                                                        1,209,844

      6.43%  FOOD, CONFECTION, AND BEVERAGE
             Carlsberg AS                       4,100     248,780
             Lindt & Spr ngli AG                  512     849,250
             Weetabix Ltd.                     17,550     604,176
                                                         ________
                                                        1,702,206

     13.86%  HEALTH & PERSONAL CARE PRODUCTS
             AB Astra Class B                  25,500   1,048,943
             L'Or al Ord.*                      4,075   1,382,024
             Sandoz AG*                         1,031   1,238,187
                                                         ________
                                                        3,669,153

     12.54%  LUXURY & DESIGNER PRODUCTS
             Abbeycrest PLC                    20,800      44,907
             Callaway Golf Co.                 76,200   2,600,325
             LVMH M et Hennessy
             Louis Vuitton S.A.*                3,105     674,555
                                                         ________
                                                        3,319,787

      7.80%  MEDICAL SERVICES & SUPPLIES
             National Dentex Corporation*      51,000     975,375
             Protean PLC                      266,300     629,267
             Seton Healthcare Group PLC        55,800     461,020
                                                         ________
                                                        2,065,662

     17.37%  MULTI-INDUSTRY
             Atag Holding NV                   11,098     753,155
             TT Group PLC                     242,300   1,198,174
             Tomkins PLC                      311,500   1,350,041
             Wassall PLC                      264,100   1,297,523
                                                         ________
                                                        4,598,892




Percent (a)  Common Stock                                Shares       Value

     20.52%  PRINTING & BUSINESS SERVICES
             Air London Intl. PLC                         192,300      505,557
             Day Runner Inc.                               96,300    2,648,250
             RCO Holdings PLC                              93,300      338,679
             Fairway Group PLC                          1,377,500    1,939,520
                                                                     _________
                                                                     5,432,006

      0.85%  RETAILING
             Essex Furniture PLC                          155,100      218,381
             Westfair Foods Ltd.                              360        6,888
                                                                     _________
                                                                       225,268

      4.34%  TRAVEL
             Airtours PLC                                  96,560      910,368
             Autopistas C.E. SA                            19,992      239,044
                                                                     _________
                                                                     1,149,412

    102.15%  TOTAL COMMON STOCK                                     27,043,627
             (Cost $21,999,061)

     -2.15%  LIABILITIES IN EXCESS OF CASH,
             RECEIVABLES AND OTHER ASSETS                             (568,849)

    100.00%  NET ASSETS
             (equivalent to $19.11 per share based on
             1,385,649 shares of capital
             stock outstanding)                                    $26,474,778
                                                                   ============

* All or a portion of this stock was pledged as collateral for the line of credit.



COMMON STOCKS BY COUNTRY               Sept 30, 1996

Percent  Country                            Value

 44.27%  United Kingdom                  $11,973,502
 28.77%  Western Europe                    7,779,762
         (non U.K.) (b)
 26.96%  United States                     7,290,363
                                          __________
100.00%                                  $27,043,627
                                         ===========

(b)  The  Z-Seven  Fund  does  not  invest  in  Eastern  European  companies.